ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
IPM Systematic Macro Fund LP	1/1/2019	$11,700,000	$11,444,874	2.88%
Two Sigma Absolute Return Macro Enhanced Fund, LP	7/1/2014	10,426,871	14,285,795	3.60

Total Commodity Trading Advisors - Managed Futures		22,126,871	25,730,669	6.48

Distressed
Cerberus Partners, L.P.	11/1/2009	3,541,351	8,690,368	2.19
Cerberus SPV, LLC	11/1/2009	2,175,031	5,887,265	1.48
Trend Capital Gaucho Fund LP	11/1/2016	9,128,505	8,032,230	2.02

Total Distressed		14,844,887	22,609,863	5.69

Equity Long/Short - High Hedge
Deep Basin Long-Short Fund LP	2/1/2019	11,700,000	11,742,991	2.96
Holocene Advisors Fund LP	4/1/2017	13,250,000	15,323,701	3.86
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	2,438,220	0.61
Neuberger Berman Principal Strategies Fund L.P.	8/1/2017	13,300,000	13,157,760	3.31
Point72 Capital, L.P.	12/1/2018	19,300,000	20,107,249	5.06

Total Equity Long/Short - High Hedge		58,140,002	62,769,921	15.80

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,384,156	1,763,046	0.45
Pelham Global Financials Fund LP	6/1/2017	7,500,000	7,805,779	1.96
Pelham Long/Short Fund LP	7/1/2013	9,698,930	12,057,493	3.04
Pelham Long/Short Small Cap Fund LP	7/1/2015	6,018,513	9,033,287	2.27
Pleiad Asia Onshore Feeder Fund	2/1/2016	12,637,500	12,915,185	3.25
Scopus Partners II, L.P.	3/1/2018	10,000,000	8,358,296	2.10
Turiya Fund LP	10/1/2015	2,999,585	2,975,669	0.75

Total Equity Long/Short - Opportunistic		53,238,684	54,908,755	13.82

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Equity
Sachem Head LP	4/1/2015	$4,409,837	$5,325,067	1.34%

Total Event Driven Equity		4,409,837	5,325,067	1.34

Fixed Income Arbitrage
PGIM Fixed Income Global Liquidity Relative Value Fund I, L.P.	3/1/2019	14,250,000	14,332,650	3.61
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	15,000,000	15,314,144	3.85

Total Fixed Income Arbitrage		29,250,000	29,646,794	7.46

Macro
AKAZ Onshore Fund LP	1/1/2019	14,000,000	13,401,172	3.37
Autonomy Global Macro Fund LP	6/1/2013	10,440,598	16,502,245	4.15
Brevan Howard US Rates Opportunities Fund L.P.	12/1/2018	2,475,000	2,485,361	0.63
Boldhaven Fund LP	2/1/2019	12,615,018	12,656,032	3.19
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	6,690,133	13,898,448	3.50
Element Capital US Feeder Fund LLC	7/1/2018	17,875,000	18,431,576	4.64
Rokos Global Macro Fund LP	12/1/2015	11,700,000	13,646,772	3.44
X2 Opportunistic Debt Fund, LLC	2/1/2017	10,335,160	12,834,272	3.23

Total Macro		86,130,909	103,855,878	26.15

Merger/Risk Arbitrage
Castlerigg Merger Arbitrage Enhanced Fund, L.P.	9/1/2017	11,000,000	12,192,350	3.07

Total Merger/Risk Arbitrage		11,000,000	12,192,350	3.07

Mortgage Arbitrage
Cerberus CMBS Opportunities Fund, L.P.	10/1/2014	9,152,912	11,125,664	2.80
Shelter Growth Opportunities Fund LP	2/1/2016	12,284,892	15,994,244	4.03
Tilden Park Investment Fund LP	3/1/2012	6,774,721	15,945,643	4.01

Total Mortgage Arbitrage		28,212,525	43,065,551	10.84

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Multi-Strategy
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	$827,286	$682,308	0.17%
Magnetar Capital Fund, LP	1/1/2008	119,163	163,729	0.04
OZ Asia Domestic Partners, L.P.	1/1/2006	17,704	362	0.00
Oz Europe Domestic Partners II LP	4/1/2007	191,819	13,235	0.00
Perry Partners LP	11/1/2006	6,004	20,145	0.00
QVT SLV Onshore Ltd.	3/1/2012	405,698	727,369	0.19
QVT Special Investment Onshore Fund, Ltd.	3/1/2012	93,324	244,894	0.06

Total Multi-Strategy		1,660,998	1,852,042	0.46

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	5,157,304	6,562,948	1.65
Burford Alternative Income Fund LP	12/19/2018	4,698,683	4,911,736	1.24

Total Other Directional		9,855,987	11,474,684	2.89

Private Placements
Paulson Investment Company II LP	3/1/2019	5,875,000	5,875,000	1.48
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	962,291	2,472,665	0.62

Total Private Placements		6,837,291	8,347,665	2.10

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	$10,775,000	$15,986,274	4.02%
GSA International Fund LP	11/1/2012	7,236,589	9,953,708	2.51
GSA QMS Fund LP	6/1/2011	8,153,602	9,721,178	2.45
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	14,334,492	28,437,393	7.16

Total Statistical Arbitrage		40,499,683	64,098,553	16.14

Total Investments in Investment Funds		$366,207,674	445,877,792	112.24

Liabilities in excess of Other Assets			(48,626,193)	(12.24)

Total Net Assets			$397,251,599	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2019

Strategy Allocation	Percent of Net Assets
Macro	26.15%
Statistical Arbitrage	16.14
Equity Long/Short - High Hedge	15.80
Equity Long/Short - Opportunistic	13.82
Mortgage Arbitrage	10.84
Fixed Income Arbitrage	7.46
Commodity Trading Advisors - Managed Futures	6.48
Distressed	5.69
Merger/Risk Arbitrage	3.07
Other Directional	2.89
Private Placements	2.10
Event Driven Equity	1.34
Multi-Strategy	0.46

Total Investments in Investment Funds	112.24%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

For the year ended March 31, 2019, the Fund did not have any transfers between Levels 1, 2, or 3.

As of March 31, 2019, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.